Exhibit 10.2

                           GENERAL SECURITY AGREEMENT

      GENERAL SECURITY AGREEMENT dated as of June 30, 2004 by Ultralife Batteries, Inc., a Delaware corporation ("Debtor") in favor of JPMorgan Chase Bank, in its capacity as Collateral Agent for the Lenders party to the Credit Agreement described below.

                              W I T N E S S E T H :

      WHEREAS, Debtor, Collateral Agent and Lenders are parties to a Credit Agreement dated as of June 30, 2004 (as the same may be amended and in effect from time to time, the "Credit Agreement"), pursuant to which Lenders have agreed to make loans available to Debtor; and

      WHEREAS, it is a condition precedent to the availability of such loans under the Credit Agreement that Debtor shall have granted the security interests contemplated by this Agreement in order to secure the payment and performance of Debtor's indebtedness and obligations under the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the loans available to Debtor under the Credit Agreement, Debtor hereby agrees with Collateral Agent for its benefit and the benefit of Lenders as follows:

SECTION 1.        Definitions

      1.1 Certain Defined Terms. Terms defined in the UCC and not otherwise defined herein shall have the respective meanings provided for in the UCC. Terms defined in the Credit Agreement and not otherwise defined herein or in the UCC shall have the respective meanings provided for in the Credit Agreement. The following terms, as used herein, have the meanings set forth below:

      "Collateral" has the meaning assigned to that term in Section 2.

      "Control" means "control" as defined in the UCC.

      "Copyright License" means any oral or written agreement now or hereafter in existence granting to Debtor any right to use any copyright, as the same may be amended and in effect from time to time.

      "Copyrights" means collectively all of the following now owned or hereafter created or acquired by Debtor: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications, including, without limitation, those listed in the schedules to the Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past, present or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

      "Copyright Security Agreement" means the copyright security agreement to be executed and delivered by Debtor to Lender, substantially in the form of Exhibit A, as the same may be amended and in effect from time to time.

      "Depository Account" has the meaning assigned to that term in Section 7.

      "Intellectual   Property"  means   collectively   all  of  the  following:
Copyrights,   Copyright  Licenses,  Patents,  Patent  Licenses,  Trademarks  and
Trademark Licenses.

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      "Patent  License" means any oral or written  agreement now or hereafter in existence granting to Debtor any right to use any invention on which a patent is in existence, as the same may be amended and in effect from time to time.

      "Patents" means collectively all of the following now owned or hereafter created or acquired by any Debtor: (a) all patents and patent applications including, without limitation, those listed in the schedules to the Patent Security Agreement and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing.

      "Patent Security Agreement" means the patent security agreement executed and delivered by Debtor to Lender, substantially in the form of Exhibit B, as the same may be amended and in effect from time to time.

      "Secured Obligations" has the meaning assigned to that term in Section 3.

      "Security  Interests"  means the security  interests  granted  pursuant to
Section 2 hereof and pursuant to the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement and the other Loan Documents.

      "Trademark License" means any oral or written agreement now or hereafter in existence granting to Debtor any right to use any trademark, as the same may be amended and in effect from time to time.

      "Trademarks" means collectively all of the following now owned or hereafter created or acquired by Debtor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including, without limitation, those listed in the schedules to the Trademark Security Agreement; (b) all renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including, without limitation, damages and payments for past, present and future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

      "Trademark Security Agreement" means the trademark security agreement executed and delivered by Debtor to Lender substantially in the form of Exhibit C, as the same may be amended and in effect from time to time.

      "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

      1.2 Other Definition Provisions. References to "Sections, " "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the

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context otherwise  requires,  be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

SECTION 2.        Grant of Security Interests

      To secure the payment, performance and observance of the Secured Obligations, Debtor hereby grants to Collateral Agent, for the benefit of Collateral Agent and Lenders, a continuing security interest in, right of setoff against, and (except as to Trademarks as to which Debtor grants only a security interest) a collateral assignment to Collateral Agent of, all right, title and interest of Debtor in all personal property (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where located including, without limitation, all of the types of Collateral described in Schedule A, attached hereto and made a part hereof.

      Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property.

SECTION 3.        Security for Obligations

      This Agreement secures the payment and performance of all indebtedness, liabilities and obligations of Debtor now existing or hereafter created or arising under this Agreement or any other agreement with Collateral Agent, any Lender and/or any of the affiliates of Collateral Agent or any affiliates of any Lender (including, without limitation, any and all indebtedness, liabilities and obligations arising under or in respect to any Swap Agreement) and all renewals, extensions, restructurings and refinancings of any of the above including, without limitation, any additional indebtedness which may be extended to Debtor pursuant to any restructuring or refinancing of Debtor's indebtedness under the Credit Agreement, and including any post-petition interest accruing during any bankruptcy, reorganization or other similar proceeding (all such indebtedness, liabilities and obligations of Debtor being collectively referred to herein as the "Secured Obligations").

SECTION 4.        Debtor Remains Liable

      Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in its Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Collateral Agent of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) neither Collateral Agent nor any Lender shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent nor any Lender be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5.        Representations and Warranties

      In order to induce Collateral Agent to enter into this Agreement for its benefit and the benefit of the Lenders, Debtor represents and warrants to Collateral Agent and to each Lender as follows:

      5.1 Binding Obligation. This Agreement is the legally valid and binding obligation of Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

      5.2 Location of Equipment and Inventory. All of the Equipment, Inventory and Fixtures of Debtor are located at the places specified on Schedule I. All hereafter acquired Equipment, Inventory or Fixtures of Debtor will be located at the places specified on Schedule I hereto, except as otherwise

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permitted  hereunder.  None of said  locations  are  leased  by Debtor as lessee except those designated as such on Schedule I.

      5.3  Ownership of  Collateral;  Bailees.  Except for matters  disclosed on
Schedule II, other Permitted Encumbrances and the Security Interests, Debtor owns its Collateral, and will own all after-acquired Collateral, free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of its Collateral is on file in any recording office, except for those in favor of Collateral Agent and as disclosed on Schedule II. Except as disclosed on Schedule II, none of the Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor. Debtor does not sell any Inventory to any customer on approval or on any other basis which entitles the customer to return, or which may obligate Debtor to repurchase, such Inventory.

      5.4 Office Locations; Fictitious Names. The jurisdiction of organization, mailing address, principal place of business, chief executive office and office where Debtor keeps its books and records relating to its Accounts, Documents, General Intangibles, Instruments and Investment Property is located at the place specified on Schedule I. Debtor has no other places of business except those separately specified on Schedule I. Debtor does not do business and has not done business during the past five years under any trade-name or fictitious business name except as disclosed on Schedule III.

      5.5 Perfection. Collateral Agent has a valid, attached security interest, and upon completion of all necessary steps for perfection, will have a perfected and except for the Permitted Encumbrances and as set forth on Schedule 6.02 to the Credit Agreement, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and such Security Interests are entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

      5.6 Governmental Authorizations; Consents. No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required either (a) for the grant by Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Agreement by Debtor or (b) for the perfection of or the exercise by Collateral Agent of its rights and remedies hereunder.

      5.7 Accounts. Each existing and each hereafter arising Account, Payment Intangible and other General Intangibles representing an obligation of payment owed to the Debtor ("Payment Obligations") constitutes, or will constitute, the legally valid and binding obligation of the customer obligated to pay the same. The amount represented by Debtor to Collateral Agent as owing by each customer is, or will be, the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. No customer has any defense, set-off, claim or counterclaim against Debtor that can be asserted against Collateral Agent, whether in any proceeding to enforce Collateral Agent's rights in the Collateral or otherwise except defenses, setoffs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Payment Obligations are, nor will any hereafter arising Payment Obligations be, evidenced by a promissory note or other Instrument other than a check.

      5.8 Intellectual Property. Debtor's Copyrights, Patents and Trademarks listed on the respective schedules to each of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement constitute all of the federally registered Copyrights, Patents and Trademarks owned by Debtor. To the best of Borrower's knowledge, all federally registered Copyrights, Patents and Trademarks owned by Debtors are valid, subsisting and enforceable and all filings necessary to maintain the effectiveness of such registrations have been made.

      5.9 Inventory. All Debtor's Inventory is of good and merchantable quality, free from any defects, such Inventory is not subject to any licensing, patent, trademark, trade name or copyright agreement with any Person that restricts Debtor's ability to manufacture and/or sell its Inventory and the completion and manufacture of such Inventory by a Person other than Debtor would be permitted under any contract to which Debtor is a party or to which such Inventory is subject.

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      5.10 Accurate Information. All information heretofore, herein or hereafter supplied to the Collateral Agent or any Lender by or on behalf of Debtor with respect to its Collateral is and will be accurate and complete in all material respects.

SECTION 6.        Further Assurances; Covenants

      6.1 Other Documents and Actions. Debtor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Collateral Agent may request, in order to create, perfect and protect any security interests granted or purported to be granted hereby or pursuant to any other Loan Document or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, or under any other Loan Document with respect to the Collateral. Without limiting the generality of the foregoing, Debtor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments, documents or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to create, perfect and preserve the security interests granted or purported to be granted hereby or pursuant to any other Loan Document with respect to the Collateral; (b) at any reasonable time, upon demand by Collateral Agent after and during the continuance of an Event of Default, exhibit its Collateral to allow inspection of such Collateral by Collateral Agent or Persons designated by Collateral Agent and to examine and make copies of the records of Debtor related thereto, and to discuss such Collateral and the records of Debtor with respect thereto with, and to be advised as to the same by, Debtor's officers and employees and, after the occurrence and during the continuance of an Event of Default, in the case of Debtor's Accounts, Documents, General Intangibles, Instruments and Investment Property with any Person which is or may be obligated thereon; and (c) upon Collateral Agent's request, appear in and defend any action or proceeding that may affect Debtor's title to or Collateral Agent's security interest in with respect to the Collateral. Without limiting the generality of the foregoing, Debtor shall use its reasonable best efforts to obtain a Landlord Waiver Agreement (as defined herein) from each of its existing landlords with respect to any premises of Debtor located in the United States of America. For purposes herein, the term "Landlord Waiver Agreement" shall mean a written agreement from the landlord of such premises in favor of the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such landlord will acknowledge Collateral Agent's security interest in the Collateral, waive any security interest, lien or other claim by such landlord to the Collateral and agree to permit Collateral Agent access to the premises in order to exercise its rights and remedies and otherwise deal with the Collateral.

      6.2 Collateral Agent Authorized. The Debtor irrevocably appoints the Collateral Agent as its lawful attorney and agent and grants the Collateral Agent the power to execute, authenticate and to file, with or without any signature and by electronic means, any Financing Statement, Addendum, Amendment, Continuation Statement or other Record, in the Debtor's name and on the Debtor's behalf including any filing which further describes for identification any Commercial Tort Claim which may come into existence in the future.

      6.3 Corporate or Name Change. Debtor will give Collateral Agent at least thirty (30) days prior written notice of any such change in Debtor's name, identity, jurisdiction of organization, mailing address or corporate structure. With respect to any change, Debtor will promptly execute and deliver such documents and take such actions as Collateral Agent deems necessary or desirable to create, perfect and preserve the security interests of Collateral Agent in the Collateral.

      6.4 Business Locations. Subject to the next sentence, Debtor will keep its Collateral (other than Collateral in the possession of Collateral Agent and cash on deposit in Depository Accounts and other permitted deposit accounts) at the locations specified on Schedule I. Debtor will give Collateral Agent at least thirty (30) days prior written notice of any change in Debtor's chief executive office and principal place of business or of any new location of business or any new location for any of Debtor's Collateral. With respect to any new location (which in any event shall be within the continental United States), Debtor will execute such documents and take such actions as Collateral Agent deems necessary to perfect and preserve Collateral Agent's security interest in Debtor's Collateral.

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      6.5 Bailees.  No Collateral in excess of $200,000  shall at any time be in the possession or control of any warehouseman, bailee or any of Debtor's agents or processors without Collateral Agent's prior written consent and unless Collateral Agent, if Collateral Agent has so requested, has received warehouse receipts or bailee lien waivers satisfactory to Collateral Agent prior to the commencement of such storage. Debtor shall, upon the request of Collateral Agent, notify any such warehouseman, bailee, agent or processor of the Security Interests created hereby and shall instruct such Person to hold all such
Collateral  for  Collateral   Agent's  account  subject  to  Collateral  Agent's
instructions.

      6.6 Instruments. After and during the continuance of an Event of Default, Debtor will deliver and pledge to Collateral Agent all Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent. Debtor will also deliver to Collateral Agent all security agreements securing any Instruments and execute UCC-3 financing statements assigning to Collateral Agent any UCC financing statements filed by Debtor in connection with such security agreements. Debtor will mark conspicuously all chattel paper with a legend, in form and substance satisfactory to Collateral Agent, indicating that such chattel paper is subject to the Security Interests.

      6.7 Filing Requirements. None of the Equipment (other than motor vehicles) is covered by any certificate of title. Upon request of Collateral Agent, Debtor shall promptly deliver to Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. None of the Collateral is of a type in which security interests or liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation except for Collateral described on the schedules to the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement. Debtor shall promptly notify Collateral Agent in writing upon acquiring any interest hereafter in Collateral that is of a type where a security interest or lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation. Debtor shall promptly inform Collateral Agent of any deletions from (other than in the ordinary course of Debtor's business) its Equipment and shall not permit any such items to become Fixtures to real estate other than real estate subject to mortgages or deeds of trust in favor of Collateral Agent and except if the aggregate value of the Equipment which becomes a Fixture after the date hereof does not exceed $100,000 in each of Debtor's premises. The legal description and street address of the property on which any Fixtures are located is set forth on Schedule I, together with the name and common address of the record owner of each such property.

      6.8 Investment Property Covenants. Debtor will take any and all actions required or requested by Collateral Agent, from time to time, to (a) cause Collateral Agent to obtain exclusive Control of any Investment Property owned by Debtor in a manner acceptable to Collateral Agent and (b) obtain from any issuers of Investment Property and such other Persons, for the benefit of Collateral Agent, written confirmation of Collateral Agent's Control over such Investment Property. For purposes of this subsection 6.8, Lender shall have exclusive Control of Investment Property if (I) such Investment Property consists of certificated securities and Debtor delivers such certificated securities to Collateral Agent (with appropriate endorsements if such certificated securities are in registered form); (ii) such Investment Property consists of uncertificated securities and either (x) Debtor delivers such uncertificated securities to Lender or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with instructions originated by Lender without further consent by Debtor; and (iii) such Investment Property consists of security entitlements and either
(x) Lender becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to Collateral Agent, that it will comply with entitlement orders originated by Lender without further consent by Debtor.

      6.9 Account Covenants. Except as otherwise provided in this subsection 6.9, Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts and other Payment Obligations and apply such amounts as are so collected to the outstanding balances thereof. In connection with such collections, Debtor may take (and, at Collateral Agent's direction while

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an Event of  Default  is  continuing,  shall  take)  such  action  as  Debtor or
Collateral Agent may deem necessary or advisable to enforce collection of the Accounts and other Payment Obligations; provided, that Collateral Agent shall have the right at any time after the occurrence and during the continuance of a Default or an Event of Default to: (a) notify the customers or obligors under any Accounts and other Payment Obligations of the assignment of such Accounts and other Payment Obligations to Collateral Agent and to direct such customers or obligors to make payment of all amounts due or to become due directly to Collateral Agent; (b) enforce collection of any such Accounts and other Payment Obligations; and (c) adjust, settle or compromise the amount or payment of such Accounts and other Payment Obligations. After the occurrence and during the continuance of a Default or an Event of Default (I) all amounts and Proceeds received by Debtor with respect to its Accounts and other Payment Obligations shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Debtor and shall be forthwith paid over to
Collateral   Agent  in  the  same  form  as  so  received  (with  any  necessary endorsement) to be held in the Depository Account pursuant to Section 7 or applied pursuant to Section 14. Each Debtor shall not adjust, settle or compromise the amount or payment of any Account or other Payment Obligations, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon (other than credits and discounts in the ordinary course of business and in amounts which are not material to Debtor) without the prior consent of Collateral Agent.

      6.10 Intellectual Property Covenants. Debtor shall concurrently herewith deliver to Collateral Agent the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement and all other documents, instruments and other items as may be necessary for Collateral Agent to file such agreements with the United States Copyright Office and the United States Patent and Trademark Office. If, before the Secured Obligations are paid in full, Debtor acquires any new federally registered Copyrights, Patents or Trademarks or rights thereto, Debtor shall give to Collateral Agent prompt written notice thereof, and shall amend the respective security agreements to include any such new federally registered Copyrights, Patents or Trademarks.
Debtor shall: (a) prosecute diligently any copyright, patent or trademark application at any time pending; (b) make application for registration or issuance of all new copyrights, patents and trademarks as reasonably deemed appropriate by Debtor; (c) preserve and maintain all rights in its Intellectual Property; and (d) use its best efforts to obtain any consents, waivers or agreements necessary to enable Collateral Agent to exercise its remedies with respect to Debtor's Intellectual Property. Debtor shall not abandon any material right to file a copyright, patent or trademark application nor shall Debtor abandon any material pending copyright, patent or trademark application, or Copyright, Patent, or Trademark without the prior written consent of Collateral Agent. Debtor represents and warrants to Collateral Agent that the execution, delivery and performance of this Agreement by Debtor will not violate or cause a default under any of its Intellectual Property or any agreement in connection therewith.

      6.11 Equipment Covenants. Debtor shall cause its Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall promptly make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end.

      6.12 Protection of Collateral; Insurance. Debtor will do nothing to impair the rights of Collateral Agent in the Collateral. Debtor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, stolen, damaged, or for any reason whatsoever unavailable to Debtor. The Debtor will have and maintain Insurance at its expense at all times in such amounts, in such form, containing such terms and written by such companies as may be reasonably satisfactory to Collateral Agent. All policies of Insurance shall be payable to the Collateral Agent and the Debtor, as their interests may appear, shall identify the Collateral Agent as Lenders Loss Payee, and shall provide for thirty (30) days' written notice of cancellation or modification to Collateral Agent. Collateral Agent is authorized by the Debtor to act as its attorney in collecting, adjusting, settling or cancelling such Insurance and endorsing any drafts drawn by insurers. Collateral Agent may apply any proceeds of Insurance received by it to the Secured Obligations, whether due or not; provided, however, that Collateral Agent will hold such proceeds as a special deposit for use by the Debtor in replacing any damaged Collateral which gave rise to such proceeds, so long as the Debtor is taking steps to replace such Collateral with due diligence and in good faith and so long as no Event of Default shall have occurred. The Debtor will immediately notify Collateral Agent of any damage to or loss of the Collateral in excess of $500,000. Not later than the expiration date of each policy of Insurance then in effect, the Debtor shall deliver to Collateral Agent a certificate of Insurance certifying as to (i) the extension of such policy or the issuance of a renewal policy therefor, describing the same in reasonable detail satisfactory to Collateral Agent, and (ii) the payment in full of the portion of the premium therefor then due and payable (or accompanied by other proof of such payment satisfactory to Secured Party). The Debtor shall be required forthwith to notify Collateral Agent (by telephone, confirmed in writing) if the Debtor shall determine at any time not to, or at any time be unable to, extend or renew any such policy then in effect.

      6.13 Taxes and Claims. Debtor will pay when due all property and other taxes, assessments and governmental charges imposed upon, and all claims against, Debtor's Collateral (including claims for labor, materials and supplies); provided that no such tax, assessment or charge need be paid if Debtor is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Debtor has established such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP; and provided further that the same can be contested without risk of loss or forfeiture or material impairment of the Collateral or the use thereof.

      6.14 Collateral Description. Debtor will furnish to Collateral Agent, from time to time upon request, statements and schedules further identifying and describing its Collateral and such other information, reports and evidence concerning its Collateral (and in particular its Accounts) as Collateral Agent may reasonably request, all in reasonable detail. The Debtor will at all times keep accurate and complete records of the Accounts, Instruments and other Collateral and will deliver such reconciliation reports and other financial information to Collateral Agent as Collateral Agent may at any time reasonably request. Collateral Agent, or any of its agents, shall have the right to call at the Debtor's place or places of business at reasonable intervals and upon reasonable notice to inspect, audit, make test verifications and otherwise examine and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to any of the Collateral.

      6.15 Use of Collateral. Debtor will not use or permit its Collateral to be used unlawfully or in violation of any provision of applicable law, or any policy of insurance covering any of the Collateral.

      6.16 Records of Collateral. Debtor shall keep full and accurate books and records relating to its Collateral and shall stamp or otherwise mark such books and records in such manner as Collateral Agent may reasonably request indicating that the Collateral is subject to the Security Interests.

      6.17 Federal Claims. Debtor shall notify Collateral Agent of any Collateral which constitutes a claim against the United States government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal law and will execute and deliver to the Collateral Agent an Assignment of Claims Under United States Government Contract in the form prescribed by the Collateral Agent. Upon the request of Collateral Agent, Debtor shall take such steps as may be necessary to comply with any applicable federal assignment of claims laws.

      6.18 Hot Goods. Debtor represents and covenants that none of its Inventory has been or will be produced in violation of any provision of the Fair Labor Standards Act of 1938, as amended, or in violation of any other law.

SECTION 7.        Bank Accounts; Collection of Accounts and Payments

      Upon request by Collateral Agent at any time after an Event of Default, Debtor shall enter into a blocked account agreement ("Blocked Account Agreement"), in a form specified by Collateral Agent, with each financial institution with which Debtor maintains from time to time any deposit accounts (general or special). Pursuant to the Blocked Account Agreements and pursuant hereto, Debtor grants and shall grant to Collateral Agent, a continuing lien upon, and security interest in, all such accounts and all funds at any time paid, deposited, credited or held in such accounts (whether for collection, provisionally or otherwise) or otherwise in the possession of such financial institutions, and each such financial institution shall act as Collateral Agent's agent in connection therewith. At any time after an Event of Default, Debtor shall not establish any deposit account with any financial institution unless prior thereto Collateral Agent and Debtor shall have entered into a Blocked Account Agreement with such financial institution.

      Upon Collateral Agent's request at any time after an Event of Default, Debtor shall establish lock-box or blocked accounts (collectively, "Lockbox Accounts") in Debtor's name with such banks as are acceptable to Collateral Agent ("Collecting Banks"), subject to irrevocable instructions in a form specified by Collateral Agent, to which the obligors of all Accounts and other Payment Obligations shall directly remit all payments on Accounts and other
Payment Obligations and in which Debtor will immediately deposit all cash payments for Inventory or other cash payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check. In addition, Collateral Agent may establish one or more depository accounts at each Collecting Bank or at a centrally located bank (collectively, the "Depository Account"). From and after receipt by any Collecting Bank of written notice from Collateral Agent to such Collecting Bank that an Event of Default has occurred and is continuing, all amounts held or deposited in the Lockbox Accounts held by such Collecting Bank shall be transferred to the Depository Account. Subject to the foregoing, Debtor hereby agrees that all payments received by Collateral Agent whether by cash, check, wire transfer or any other instrument, made to such Lockbox Accounts or otherwise received by Collateral Agent and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Collateral Agent. Debtor shall, acting as trustee for Collateral Agent, receive, as the sole and exclusive property of Collateral Agent, any moneys, checks, notes, drafts or other payments relating to and/or constituting proceeds of Accounts or other Collateral which come into the possession or under the control of Debtor and immediately upon receipt thereof, Debtor or such Persons shall deposit the same or cause the same to be deposited in kind, in a Lockbox Account.

SECTION 8.        Collateral Agent Appointed Attorney-in-Fact

      Each Debtor hereby irrevocable appoints Collateral Agent as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable after an Event of Default to accomplish the purposes of this Agreement, including, without limitation:

      (a) to obtain  and  adjust  insurance  required  to be paid to  Collateral
Agent;

      (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due, extend the time of payment of, make any allowances and other adjustments under or in respect of any of the Collateral;

      (c) to receive, endorse, and collect any drafts or other Instruments, Documents and chattel paper, in connection with clauses (a) and (b) above;

      (d) to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

      (e) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its sole discretion, and such payments made by Collateral Agent to become obligations of Debtor to Collateral Agent, due and payable immediately without demand;

      (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral;

      (g) generally to sell, transfer, pledge, make any reasonable allowances and other reasonable adjustments or make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Debtor's expense, at any time or from time to time, all acts and things that Collateral Agent deems necessary to protect, preserve or realize upon the Collateral.

      (h) to sign the Debtor's name on any Document, on invoices relating to any Account, on drafts against customers, on schedules of assignments of Accounts, on notices of assignment, Financing Statements under the UCC and other public records, on verifications of Accounts, and on notices to customers;

      (i) to file or record in any public office notices of assignment or any other public notice required to effect this Security Agreement;

      (j) to notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by Collateral Agent;

      (k) to receive, open and dispose of all mail addressed to the Debtor;

      (l) to discharge Taxes, liens or other encumbrances at any time levied against or placed thereon;

      (m) to send requests for verification of Accounts to the Debtor's customers; and

      (n) to do all other things Collateral Agent deems reasonably necessary or desirable to carry out the purposes of this Agreement.

Debtor hereby ratifies and approves all acts of Collateral Agent made or taken pursuant to this Section 8. Neither Collateral Agent nor any Person designated by Collateral Agent shall be liable for any acts or omissions (except as caused by their own gross negligence or willful misconduct) or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 9.        Transfers and Other Liens

      Except as otherwise permitted herein or by the Credit Agreement, Debtor shall not:

      (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of its Collateral, except that Debtor may (i) sell Inventory in the ordinary course of business, (ii) dispose of up to $250,000 in book value of Equipment in any fiscal year without the prior consent of the Collateral Agent; or

      (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of its Collateral to secure indebtedness of any Person except for the security interest created by this Agreement or permitted under the Credit Agreement.

SECTION 10.       Remedies

      (a) If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of Collateral Agent forthwith, assemble all or part of its Collateral as directed by Collateral Agent and make it available to Collateral Agent at any reasonable place or places designated by Collateral Agent in which event Debtor shall at its own expense (A) forthwith cause the same to be moved to the place or places so designated by Collateral Agent and thereby delivered to Collateral Agent, (B) store and keep any Collateral so delivered to Collateral Agent at such place or places pending further action by Collateral Agent, and (C) while Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain the Collateral in good condition;
(ii) withdraw all cash in its Depository Accounts and apply such monies in payment of the Secured Obligations; and (iii) without notice except as specified below, sell, lease or otherwise dispose of its Collateral or any part thereof in one or more parcels at public or private sale, and without the necessity of gathering at the place of sale of the property to be sold, at any of the Collateral Agent's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.
At any sale of the Collateral, if permitted by law, Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Collateral Agent. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

      (b) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent or its agents or attorneys shall have the right without notice or demand or legal process (unless the same shall be required by applicable law), personally, or by agents or attorneys, (i) to enter upon, occupy and use any premises owned or leased by Debtor or where the Collateral is located (or is believed to be located) until the Secured Obligations are paid in full without any obligation to pay rent to Debtor, to render the Collateral useable or saleable and to remove the Collateral or any part thereof therefrom to the premises of Collateral Agent or any agent of Collateral Agent for such time as Collateral Agent may desire in order to effectively collect or liquidate the Collateral and use in connection with such removal any and all services, supplies and other facilities of Debtor; (ii) to take possession of Debtor's original books and records, to obtain access to Debtor's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Collateral Agent deems appropriate; and (iii) to notify postal authorities to change the address for delivery of Debtor's mail to an address designated by Collateral Agent and to receive, open and dispose of all mail addressed to Debtor.

      (c) Debtor acknowledges and agrees that a breach of any of the covenants contained in Sections 6, 7 and 9 hereof will cause irreparable injury to Collateral Agent and that Collateral Agent has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Collateral Agent to seek and obtain specific performance of other obligations of Debtor contained in this Agreement, that the covenants of Debtor contained in the Sections referred to in this Section shall be specifically enforceable against Debtor.

SECTION 11.       Assignment of Intellectual Property

      Debtor hereby grants a security interest to the Collateral Agent in all Intellectual Property and collaterally assigns, transfers and conveys to Collateral Agent all non-Trademark Intellectual Property owned or used by Debtor to the extent necessary to enable Collateral Agent, to be a fully effective assignment upon the occurrence of any Event of Default, to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and assignment shall inure to the benefit of Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and assignment is granted free of charge, without requirement that any monetary payment whatsoever including, without limitation, any royalty or license fee, be made to Debtor or any other Person by Collateral Agent or any Lender.

SECTION 12.       Assigned Agreements

      If an Event of Default has occurred and is continuing, Debtor hereby irrevocably authorizes and empowers Collateral Agent, without limiting any other authorizations or empowerments contained in any of the other Loan Documents, to assert, either directly or on behalf of Debtor, any claims Debtor may have, from time to time, against any other party to any of the agreements to which Debtor is a party or to otherwise exercise any right or remedy of Debtor under any such agreements (including, without limitation, the right to enforce directly against any party to any such agreement all of Debtor's rights thereunder, to make all demands and give all notices and to make all requests required or permitted to be made by Debtor thereunder).

SECTION 13.       Limitation on Duty of Collateral Agent with Respect to
                  Collateral

      Beyond the safe custody thereof, Collateral Agent shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Collateral Agent in good faith.

SECTION 14.       Application of Proceeds

      Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Depository Accounts shall be applied: first, to all fees, costs and expenses incurred by Collateral Agent or any Lender with respect to the Credit Agreement, the other Loan Documents or the Collateral; second, to accrued and unpaid interest on the Secured Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amounts of the Secured Obligations outstanding; and fourth, to any other indebtedness or obligations of Debtor owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Debtor.

SECTION 15.       Expenses

      Debtor shall pay all costs, fees and expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping its Collateral, all costs, fees and expenses of creating, perfecting, maintaining and enforcing the Security Interest, and any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of its Collateral, or with respect to the sale or other disposition thereof. If Debtor fails to promptly pay any portion of the above costs, fees and expenses when due or to perform any other such obligation of Debtor under this Agreement, Collateral Agent or any other Lender may, at its option, but shall not be required to, pay or perform the same and charge Debtor's account for all fees, costs and expenses incurred therefor, and Debtor agrees to reimburse Collateral Agent or such Lender therefor on demand. All sums so paid or incurred by Collateral Agent or any other Lender for any of the foregoing, any and all other sums for which a Debtor may become liable hereunder and all fees, costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Collateral Agent or any other Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Credit Agreement and shall be secured by the Collateral.

SECTION 16.       Notices

      Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(a) if to Debtor, to it at 2000 Technology Parkway, Newark, New York 14513, Attention of Chief Financial Officer, (Telecopy No. 315-331-3925), with a copy to: Peter F. Comerford, Esq. at 2000 Technology Parkway, Newark, New York 14513, (Telecopy No. 315-331-7048), and (b) if to Collateral Agent, to JPMorgan Chase Bank, Collateral Agent, One Chase Square, T-9, Rochester, New York 14643, Attention of Ultralife Batteries, Inc. Account Representative (Telecopy No. 585-258-7604). Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 17.       Successors and Assigns

      This Agreement is for the benefit of Collateral Agent and Lenders and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns; provided that each Debtor may not delegate its obligations under this Agreement without Collateral Agent's prior written consent.

SECTION 18.       Changes in Writing

      No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing signed by Collateral Agent.

SECTION 19.       Applicable Law

      Pursuant to Section 5-1401 of the New York General Obligations Law, the whole of this Security Agreement and the rights and obligations of the Debtor and the Collateral Agent hereunder shall be governed, construed and interpreted in accordance with, the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

SECTION 20.       Failure or Indulgence Not Waiver; Remedies Cumulative

      No failure or delay on the part of Collateral Agent or any Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 21.       Headings

      Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 22.       Counterparts

      This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 23.       Survival

      All representations and warranties of Debtor contained in this Agreement shall survive the execution and delivery of this Agreement.

      Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                     ULTRALIFE BATTERIES, INC., as Debtor

                                     By:    /s/ Robert W. Fishback
                                     Name:  Robert W. Fishback
                                     Title: Vice President Finance & CFO

                                     JPMORGAN CHASE BANK., as Collateral Agent

                                     By:    /s/ Virginia Allen
                                     Name:  Virginia Allen
                                     Title: Vice President

                                   SCHEDULE A
                                       to
                               Security Agreement
                                   granted by
              Ultralife Batteries, Inc. (the "Debtor") in favor of
         JPMorgan Chase Bank in its capacity as Collateral Agent for the
                      Lenders party to the Credit Agreement

Collateral Description Continued:

All of the following types of Collateral, now owned or hereafter acquired, arising or existing, as such types are defined in the Uniform Commercial Code of the State of New York as in effect from time to time, and intending thereby to include as Collateral all personal property of the Debtor:

1.  Accessions            19. Farm Products            37. Payment Orders

2.  Accounts              20. Financial Assets         38. Proceeds

3.  As-Extracted          21. Fixtures                 39. Proceeds of a Letter
    Collateral                                             of Credit
                          22. General Intangibles
4.  Assets                                             40. Promissory Notes
                          23. Goods
5.  Cash Proceeds                                      41. Records
                          24. Health-Care-
6.  Certificated              Insurance                42. Securities Accounts
    Securities                Receivables
                                                       43. Securities
7.  Checks                25. Instructions
                                                       44. Securities
8.  Chattel Paper         26. Instruments                  Certificates

9.  Commercial Tort       27. Inventory                45. Security Entitlements
    Claims
                          28. Investment Property      46. Software
10. Commodity Accounts
                          29. Items                    47. Supply Contracts
11. Commodity Contracts
                          30. Leasehold Interests      48. Supporting
12. Contracts for Sale                                     Obligations
                          31. Letter-of Credit
13. Deposit Accounts          Rights                   49. Tangible Chattel
                                                           Paper
14. Documents             32. Manufactured Homes
                                                       50. Uncertificated
15. Drafts                33. Nonnegotiable                Securities
                              Instruments
16. Electronic Chattel
    Paper                 34. Noncash Proceeds

17. Entitlement Orders    35. Notes

18. Equipment             36. Payment Intangibles

================================================================================
IN FURTHERANCE OF THE FOREGOING TYPES OF COLLATERAL, AND WITHOUT LIMITATION THEREOF, all of the following property, now owned or hereafter acquired, arising or existing, together with all proceeds thereof:
================================================================================

51. All certificates of deposit and all uncertificated certificates of deposit.

52. All insurance covering any type of Collateral described in this Schedule A or any part thereof against risks of fire, flood, theft, loss, nonconformity of, defects or infringement of rights in, or damage or any other risk of loss whatsoever.

53. All of Debtor's right, title and interest in all of its books, records, ledger sheets, files and other data and documents, including records in any form (digital or other) and recorded in or through any tangible medium (magnetic, lasergraphic or other) and all is retrievable in perceivable form, together with all machinery and processes (including computer programming instructions) required to read and print such records relating to any types of Collateral described in this Schedule A.

54. All patent rights throughout the world, including all letters patents, patent applications, patent licenses, patentable inventions, modifications and improvements thereof, all rights to any and all letters patent and applications for letters patent, all divisions, renewals, reissues, continuations, continuations-in-part, extensions and reexaminations of any of the foregoing, all shop rights, all proceeds of, and rights associated with any of the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any of the foregoing and for breach or enforcement of any of the foregoing, and all rights corresponding to each of the foregoing throughout the world (the "Patent Rights").

55. All information concerning the subject matter of the Patent Rights, and all other confidential or proprietary or useful information and all know-how and common law or statutory trade secrets obtained by or used in or contemplated at any time for use in the business of Debtor, and all other research and development work by Debtor whether or not the same is a patentable invention, including without limitation all design and engineering data, shop rights, instructions, procedures, standards, specifications, plans, drawings and designs.

56. All trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items being called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, all Trademark licenses, all reissues, extensions or renewals of any of the foregoing items all of the goodwill of the business connected with the use of, and symbolized by the foregoing items all proceeds of, and rights associated with, the foregoing, including any claim by Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

57. All copyrights and all semiconductor chip product mask works of Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of Debtor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

58. (A) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, whether now owned, licensed or leased or hereafter acquired by Debtor; (B) all software programs including source code and object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Debtor, designed for use on the computers and electronic data processing hardware described in clause (A) above; (C) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by Debtor; (D) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) for such hardware, software and firmware described in the preceding clauses (A), (B) and (C), whether now owned, licensed or leased or hereafter acquired by Debtor; and (v) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

                                   SCHEDULE I

              Jurisdiction of Organization: Chief Executive Office; Locations of Books and Records, Equipment, Inventory and Fixtures

1. Jurisdiction of Organization: Delaware

2. Mailing Address:              2000 Technology Parkway, Newark, New York 14513

3. Principal Place of Business:  2000 Technology Parkway, Newark, New York 14513

4. Chief Executive Office:       2000 Technology Parkway, Newark, New York 14513

5. Location of Books and
   Records:                      2000 Technology Parkway, Newark, New York 14513

6. Locations of Equipment,
   Inventory and Fixtures:       2000 Technology Parkway, Newark, New York 14513
                                 3000 Technology Parkway, Newark, New York 14513
                                 1000 Davis Road, Elgin, Illinois 60123 (Bailment)
                                 488 Route 5 West, Elbridge, New York 13060 (Bailment)
                                 515 Lee Road, Rochester, New York 14606 (Bailment)
                                 266 Murray Street, Newark, New York 14513
                                 39 Breck Street, Rochester, New York 14609 (Bailment)
                                 18 Nuffield Way, Abingdon, Oxfordshire, England OX141TG UK


                                   SCHEDULE II

               Liens; Financing Statements; Goods in Possession of
            Consignees, Bailees, Warehousemen, Agents and Processors

Existing Liens

Creditor                         Address                    Collateral          Date of Lien
Winthrop Resources Corporation   111 Wayzata Boulevard      Leased Equipment    7/22/02
                                 Suite 800                                      8/15/02
                                 Minnetonka, Mn 55305

Wyssmont Company Inc.            1470 Bergen Blvd           Specific Equipment  4/4/03
                                 Fort Lee, New Jersey
                                 07024-2197

Each Lien and the related Collateral are more specifically described in the UCC Search dated June __, 2004 of the Delaware Secretary of State's records enclosed in the Loan Transcript

Bailment of Collateral with Material Value

Master Molded Products Corporation, 1000 Davis Road, Elgin, Illinois 60123 Monroe FTZ Operators, Inc., 39 Breck Street, Rochester, New York 14609

Goods owned by Third Parties in the Possession of Ultralife Batteries, Inc. (Security Interest does not attach)

Badger Technologies, Inc. has equipment on site at 2000 Technology Parkway, Newark, New York 14513. The Debtor has no interest in the following equipment of Badger Technologies, Inc.:

                                  SCHEDULE III

                        Trade Names and Fictitious Names
                          (Present and Past Five Years)

2

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT

      WHEREAS, Ultralife Batteries, Inc., a Delaware corporation ("Grantor"), owns the Copyrights and applications for Copyrights listed on Schedule 1 annexed hereto; and

      WHEREAS, Grantor, JPMorgan Chase Bank, as Collateral Agent ("Collateral Agent") and Lenders are parties to a Credit Agreement dated June 30, 2004 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Grantor by Lenders; and

      WHEREAS, pursuant to the terms of the General Security Agreement dated as of June 30, 2004 (as the same may be amended and in effect from time to time, the "Security Agreement") by Grantor in favor of Collateral Agent (in such capacity, "Grantee), Grantor has granted to Grantee for the benefit of Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

      (1) each Copyright and application for Copyright listed on Schedule 1 annexed hereto, together with any reissues, extensions or renewals thereof, and all of the goodwill of the business connected with the use of, and symbolized by each Copyright; and

      (2) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright, or
            (b) injury to the goodwill associated with any Copyright.

      The security interest granted hereby is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. Terms defined in the Security Agreement and not otherwise defined herein shall have the respective meanings provided for in the Security Agreement.

      IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer as of the 30th day of June, 2004

                                           ULTRALIFE BATTERIES, INC., as Debtor

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

ACKNOWLEDGED:

JPMORGAN CHASE BANK, as Collateral Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                 ACKNOWLEDGMENT

STATE OF NEW YORK        )
COUNTY OF _____________  )  ss:

      On the 30th day of June, 2004 before me personally appeared
______________, to me known, who being by me duly sworn, did depose and say that he is ______________ of Ultralife Batteries, Inc., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of said corporation.

                                           ____________________________________
                                           Notary Public
{Seal}
My commission expires:_____________________

STATE OF NEW YORK        )
COUNTY OF MONROE         )  ss:

      On the 30th day of June, 2004 before me personally appeared Virginia S. Allen, to me known, who being by me duly sworn, did depose and say that she is a Vice President of JPMorgan Chase Bank, as Collateral Agent, the corporation described in and which executed the foregoing instrument; that she signed her name thereto by order of the board of directors of said corporation.

                                           ___________________________________
                                           Notary Public
{Seal}
My commission expires:_____________________

                                   Schedule 1
                                       to
                          Copyright Security Agreement

                                   COPYRIGHTS

                             COPYRIGHT APPLICATIONS

2

                                    EXHIBIT B

                            PATENT SECURITY AGREEMENT

      WHEREAS, Ultralife Batteries, Inc., a Delaware corporation ("Grantor"), owns the Patents and applications for Patents listed on Schedule 1 annexed hereto; and

      WHEREAS, Grantor, JPMorgan Chase Bank, as Collateral Agent ("Collateral Agent") and Lenders are parties to a Credit Agreement dated June 30, 2004 (as the same may be amended and in effect from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Grantor by Lenders; and

      WHEREAS, pursuant to the terms of the General Security Agreement dated as of June 30, 2004 (as the same may be amended and in effect from time to time, the "Security Agreement") by Grantor in favor of Collateral Agent (in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), and all products and proceeds thereof, to secure the payment of all amounts owing by Grantor under the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

      (1) each Patent and application for Patent listed on Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of and symbolized by, each such Patent; and

      (2) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Patent, or (b) injury to the goodwill associated with any Patent.

      The security interest granted hereby is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provision of which are incorporated by reference herein as if fully set forth herein. Terms defined in the Security Agreement and not otherwise defined herein shall have the respective meanings provided for in the Security Agreement.

      IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer as of the 30th day of June, 2004.

                                           ULTRALIFE BATTERIES, INC., as Debtor

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

ACKNOWLEDGED:

JPMORGAN CHASE BANK, as Collateral Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                 ACKNOWLEDGMENT

STATE OF NEW YORK        )
COUNTY OF _____________  )  ss:

      On the 30th day of June, 2004 before me personally appeared
______________, to me known, who being by me duly sworn, did depose and say that he is ______________ of Ultralife Batteries, Inc., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of said corporation.

                                           ____________________________________
                                           Notary Public
{Seal}
My commission expires:_____________________

STATE OF NEW YORK        )
COUNTY OF MONROE         )  ss:

      On the 30th day of June, 2004 before me personally appeared Virginia S. Allen, to me known, who being by me duly sworn, did depose and say that she is a Vice President of JPMorgan Chase Bank, as Collateral Agent, the corporation described in and which executed the foregoing instrument; that she signed her name thereto by order of the board of directors of said corporation.

                                           ___________________________________
                                           Notary Public
{Seal}
My commission expires:_____________________

                                   Schedule 1
                                       to
                            Patent Security Agreement

                                     PATENTS

                               PATENT APPLICATIONS

2

                                    EXHIBIT C

                          TRADEMARK SECURITY AGREEMENT

      WHEREAS, Ultralife Batteries, Inc., a Delaware corporation ("Grantor"), owns the Trademarks and applications for Trademarks listed on Schedule 1 annexed hereto; and

      WHEREAS, Grantor, JPMorgan Chase Bank, as Collateral Agent ("Collateral Agent") and Lenders are parties to a Credit Agreement dated June 30, 2004 (as same may be amended and in effect from time to time, the "Credit Agreement"), providing for extensions of credit to be made to Grantor by Lenders; and

      WHEREAS, pursuant to the terms of the General Security Agreement dated as of June 30, 2004 (as the same may be amended and in effect from time to time, the "Security Agreement") by Grantor in favor of Collateral Agent (in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of Lenders a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Trademarks, and all proceeds thereof, to secure the payment of all amounts owing by Grantor under the Credit Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

      (1) each Trademark and application for Trademark listed on Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

      (2) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark, or
            (b) injury to the goodwill associated with any Trademark.

      The security interest granted hereby is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. Terms defined in the Security Agreement and not otherwise defined herein shall have the respective meanings provided for in the Security Agreement.

      IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer as of the 30th day of June, 2004.

                                           ULTRALIFE BATTERIES, INC., as Debtor

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

ACKNOWLEDGED:

JPMORGAN CHASE BANK, as Collateral Agent

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                                 ACKNOWLEDGMENT

STATE OF NEW YORK        )
COUNTY OF _____________  )  ss:

      On the 30th day of June, 2004 before me personally appeared
______________, to me known, who being by me duly sworn, did depose and say that he is ______________ of Ultralife Batteries, Inc., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of said corporation.

                                           ____________________________________
                                           Notary Public
{Seal}
My commission expires:_____________________

STATE OF NEW YORK        )
COUNTY OF MONROE         )  ss:

      On the 30th day of June, 2004 before me personally appeared Virginia S. Allen, to me known, who being by me duly sworn, did depose and say that she is a Vice President of JPMorgan Chase Bank, as Collateral Agent, the corporation described in and which executed the foregoing instrument; that she signed her name thereto by order of the board of directors of said corporation.

                                           ___________________________________
                                           Notary Public
{Seal}
My commission expires:_____________________

                                   Schedule 1
                                       to
                          Trademark Security Agreement

                                   TRADEMARKS

                             TRADEMARK APPLICATIONS